UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant To Section 13 Or 15 (d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event Reported): May 20, 2005

House of Taylor Jewelry, Inc.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	0-25377 (Commission File Number)	33-0805583 (IRS employer identification no.)
9200 Sunset Blvd. Suite 425 West Hollywood, California	90069
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(310) 860-2660

Nurescell Inc.

914 Westwood Boulevard, Suite 809, Los Angeles, California 90024

(Registrant’s former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

House of Taylor Jewelry, Inc. (the “Company”), hereby amends and restates Item 2.01 of its Current Report on Form 8-K dated May 20, 2005 (initially filed with the Commission on May 26, 2005) to reflect the issuance of 3,000,000 additional shares of common stock pursuant to the Merger Agreement.  This Form 8-K/A contains only the section of the Form 8-K which is being amended. The sections of the Company’s Form 8-K as originally filed which are not included herein are unchanged and continue in full force and effect as originally filed.

Section 2 – Financial Information.

Item 2.01   Completion of Acquisition or Disposition of Assets

On May 20, 2005, pursuant to the Merger Agreement, Merger Sub merged with and into HOTJ with HOTJ surviving as a wholly-owned subsidiary of Registrant (the “Merger”). Under the terms of the Merger Agreement, Registrant agreed to exchange one share of its common stock for each of the outstanding shares of HOTJ capital stock. As a result of the Merger, Registrant exchanged 30,000,000 shares of its Common Stock to shareholders of HOTJ for 30,000,000 shares of HOTJ capital stock. Registrant also agreed to exchange its options and warrants covering 1,860,000 shares of Common Stock to holders of HOTJ’s options and warrants covering 1,860,000 shares of HOTJ’s Class A Common Stock.

Pursuant to the Merger Agreement, Registrant was also obligated to issue up to 3,000,000 additional shares of Common Stock in exchange for the outstanding shares of HOTJ capital stock.  This “Added Merger Consideration” was issuable solely in the event that the closing price of Registrant’s common stock was at least $3.00 per share for not less than ten consecutive trading days.  On June 7, 2005, this trading criteria was met and an additional 3,000,000 shares of Registrant’s Common Stock was issued to two of the principal shareholders of HOTJ. Following issuance of the Added Merger Consideration Registrant has approximately 36,750,000 shares of common stock outstanding.

The principal shareholders of the Registrant and their beneficial holdings immediately following issuance of  the Added Merger Consideration are:

Name	Number of Shares Owned	Percentage
Interplanet Productions, Ltd.	14,000,000	38.1%
Sandbox Jewelry, LLC	7,000,000	19.1%
Jack Abramov	4,040,000	12.0%
Monty Abramov	4,040,000	12.0%
Raphael and Rachel Abramov Family Trust	2,020,000	6.0%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2005	House of Taylor Jewelry, Inc. (Registrant)
/s/ Jack Brehm
Jack Brehm Chief Financial Officer (Principal Financial and Accounting Officer)

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